SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 19, 2003

Date of Report (Date of earliest event reported)

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-21484 (Commission File Number)	94-2549086 (I.R.S. Employer Identification No.)

425 Encinal Street

Santa Cruz, California 95060

(Address of principal executive offices)

(831) 427-7222

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure

On August 19, 2003, Tarantella, Inc. issued a press canceling its announcement of financial results for the fiscal third quarter ended June 30, 2003 which was scheduled to be held on August 19, 2003. The Company is evaluating the extent to which any corrections to its financials statements will be required. The full text of the press release is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits.

99.1	Press release dated August 19, 2003 canceling its announcement of financial results for the fiscal third quarter ended June 30, 2003.

99.2	Press release dated August 19, 2003 updating its preliminary financial results for the fiscal third quarter ended June 30, 2003.

Item 12.	Results of Operations and Financial Condition.

On August 19, 2003, Tarantella, Inc. issued a press updating its preliminary financial results for the fiscal third quarter ended June 30, 2003. The full text of the press release is attached hereto as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date: August 19, 2003	By:	/s/ RANDY BRESEE
Randy Bresee Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated August 19, 2003 canceling its announcement of financial results for the fiscal third quarter ended June 30, 2003.

99.2	Press release dated August 19, 2003 updating its preliminary financial results for the fiscal third quarter ended June 30, 2003.